Pagaya Announces Proposed Unsecured Senior Notes Offering NEW YORKBUSINESS WIREJuly 22, 2025 Pagaya Technologies LTD. NASDAQ PGY (“Pagayaˮ or the “Companyˮ), a global technology company delivering AI-driven product solutions for the financial ecosystem, today announced that its wholly owned subsidiary, Pagaya US Holding Company LLC (“Pagaya USˮ), intends to offer, subject to market and other conditions, $450 million aggregate principal amount of unsecured senior notes due 2030 (the “notesˮ) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Actˮ) (a “qualified institutional buyerˮ), that are qualified purchasers as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, and the rules thereunder (the “Investment Company Actˮ) (a “qualified purchaserˮ). These buyers must be acquiring the notes for their own account or for the account of another person, over which they exercise sole discretion, who also meets the criteria of a qualified institutional buyer and a qualified purchaser. The Company intends to use the net proceeds from the offering of the notes to repay all amounts outstanding under its existing credit facilities and to repay $75 million of certain outstanding secured borrowings as well as to pay related fees and expenses, with the remainder for general corporate purposes. The notes will be fully and unconditionally guaranteed (the “note guaranteesˮ), on a senior unsecured basis, by Pagaya and each of Pagayaʼs subsidiaries (other than Pagaya US that is a guarantor under its existing credit agreement (collectively, the “Guarantorsˮ). The notes and note guarantees will be senior unsecured obligations of Pagaya US and the Guarantors. The offer and sale of the notes and the note guarantees have not been, and will not be, registered under the Securities Act, the Investment Company Act or any other securities laws, and the notes cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. In addition, the notes may only be offered, sold or transferred to qualified institutional buyers that are also qualified purchasers and acquiring the notes for their own account or for the account of another person, over which they exercise sole discretion, who also meets the criteria of a qualified institutional buyer and a qualified purchaser. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes, nor will there be any sale of the notes, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. About Pagaya Technologies Pagaya NASDAQ PGY is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of 0 partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. Cautionary Note About Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements give our expectations or forecasts of future events and can generally be identified by the words “anticipate,ˮ “believe,ˮ “continue,ˮ “can,ˮ “could,ˮ “estimate,ˮ “expect,ˮ “intend,ˮ “may,ˮ “opportunity,ˮ “future,ˮ “strategy,ˮ “might,ˮ “outlook,ˮ “plan,ˮ “possible,ˮ “potential,ˮ “predict,ˮ “project,ˮ “should,ˮ “strive,ˮ “will,ˮ “would,ˮ “will be,ˮ “will continue,ˮ “will likely result,ˮ and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds and the terms of the notes being offered as described above. Actual results may differ from those set forth in this press release due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering and the other risks and uncertainties described in the Companyʼs filings with the SEC, included under the heading “Risk Factorsˮ in the Companyʼs Annual Report on Form 10K and any subsequent filings with the SEC. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. The Company may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds as described above. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Companyʼs current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors & Analysts ir@pagaya.com Media & Press press@pagaya.com 0